6 Greene Street Associates, LLC
329 Canal Street
New York, New York 10013


                                             December 21, 1999


Subject: Lease Extension:

The current Lease between Accufacts Screening Inc., 6 Greene Street, New York, NY 10013, and 6 Greene Street Associates, LLC, 329 Canal Street, New York, NY 10013, scheduled to end on March 31, 2000, is hereby extended for a term of 36 months (April 1, 2000 to March 31, 2003), at a new annual rental rate of $30,000.00 ($2500.00 per month). All provisions of the current lease remain in effect.


Tenant

          /s/ Philip Luizzo


Landlord

          [illegible]

                                 RIDER TO LEASE



Lease Dated:

Landlord:     6 GREENE STREET ASSOCIATES, LLC

Tenant:       ACCUFACTS SCREENING INC.





THE PROVISIONS OF THIS RIDER ARE INTENDED TO AMPLIFY AND EXPAND UPON THE PROVISIONS OF THE PREPRINTED FORM OF THIS LEASE, BUT IN THE EVENT ANY PROVISION OF THIS RIDER CONFLICTS WITH ANY PROVISION OF THE PREPRINTED FORM, THE PROVISIONS OF THIS RIDER SHALL SUPERSEDE.

     R1. Certain Remedies.

     A. Tenant acknowledges that: (i) its agreement to fully and timely pay all installments of Rent is a material inducement for Landlord to enter into this lease; (ii) the aggregate amount of all Rent installments are due and payable in full at the commencement of the term of this lease but Landlord, solely for Tenant's convenience, has permitted said amount to be payable in equal monthly installments during the term of this lease; (iii) upon default in the full and timely payment of any Rent installment, the entire unpaid balance of the aggregate amount of all Rent installments for the then remainder of the term of this lease (as originally reserved) will become due and payable if such installment of Rent shall not be paid in full within ten (10) days of written notice from Landlord advising of Landlord's intent to proceed under this Article R1; and (iv) in no event will Tenant be entitled to credit for any monies received by Landlord for rent and/or use and occupancy for the demised premises or any part thereof until after the expiration of the term of this lease (as originally reserved). Tenant agrees that the provisions of this Article R1: (a) will not constitute or be deemed to be liquidated damages or a penalty; (b) will apply notwithstanding any contrary provision of this lease; and (c) will be in addition to, and not limit, any other rights or remedies available to Landlord pursuant to this lease and otherwise (including, without limitation, those regarding additional rent reserved under this lease). The parties agree that upon the making of this lease this Article fairly reflects their intent with respect to a default by Tenant under this lease.

     R2. Arrearages. All sums whatsoever not included within Rent payable by Tenant under this lease constitute additional rent and are payable without set off or deduction, whether or not so specified elsewhere in this lease. If the Rent or any additional rent is not paid on or before the tenth day of the month for which such payment is due, there shall be added, as additional rent, a late charge equal to 2% of the unpaid amount. All sums in arrears under this lease will bear interest, at the then maximum annual rate of interest chargeable in New York State, from their respective due dates until received by Landlord, but this in no way limits any claim for damages or any other rights and remedies

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

available to Landlord for any breach or default by Tenant. Tenant's obligations under this lease will survive the expiration or sooner termination of this lease. Acceptance by Landlord of rent from any party other than Tenant shall not be deemed to operate as a consent by Landlord to any assignment or subletting to such party, nor constitute any acceptance of such party as a tenant hereunder, nor vest any rights in such party nor release Tenant from any of its obligations, nor be deemed a modification of any of the provisions of this lease.


     B. Landlord and Tenant agree that the words "and additional rent" are to be deemed inserted immediately following each reference to "rent" or "Rent" in this lease. Should any dispute arise between Landlord and Tenant with respect to the amount of any additional rent due pursuant to this lease, Tenant shall pay to Landlord, until such dispute is resolved, the amounts deemed by Landlord to be due.


     C. Notwithstanding anything to the contrary contained in this Article or elsewhere in this lease, the parties further agree that: (i) all references in this lease to expenses to which Landlord is entitled are to be deemed illustrative only and Landlord will be entitled (in addition to all other sums recoverable by Landlord) to all expenses of every nature which it may incur in connection with any default, re-entry, expiration and/or dispossess by summary proceedings or otherwise; and (ii) wherever in this lease Tenant is required to pay to Landlord any monies as "additional rent" such monies will be payable to Landlord at the time(s) specified in this lease for the payment thereof, as if there had not occurred any default, re-entry, expiration and/or dispossess by summary proceedings or otherwise.

     R3. Rent Restrictions. If any of the fixed annual rent or additional rent payable under this Lease shall be or become uncollectible, reduced or required to be refunded because of any rule, regulation or law, Tenant shall enter into such agreements and take such other legally permissible steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which from time to time during the continuance of such rule, regulation or law may be legally permissible and not in excess of the amounts reserved therefor under this Lease. Upon the termination of such rule, regulation or law, (a) the rents hereunder shall be payable in the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such rule, regulation or law, less (ii) the rents paid by Tenant during the period such rule, regulation or law was in effect.

         R4. Security. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of $2,200.00 as security for the due and faithful payment, as herein provided, of the rent, additional rent, charges and damages payable by Tenant under this lease or pursuant to law and for the due and faithful keeping, observance and performance of all the other covenants, agreements, terms, provisions and conditions of this lease on the part of Tenant to be kept, observed and performed. The security will be deposited into an interest bearing account. If at any time Tenant shall be in default in the payment of any such rent or in the keeping, observance or performance of any such other covenant, agreement, term, provision or condition, Landlord may at its election apply the security so on deposit with Landlord to the payment of any such rent or to the payment of the costs incurred by Landlord in curing such default, as the case may be. If as a result of any such application of all or any part of such security, the amount of cash so on deposit with Landlord shall be less than $2,200.00 , Tenant shall forthwith deposit with Landlord cash in an amount equal to the deficiency. If at the expiration of the term of this lease Tenant shall not be in default in the payment of any such rent, charge or damage or in the keeping, observance or performance of any such other covenant, agreement, term, provision or condition, then Landlord shall, within a reasonable time after the expiration of said term, return to Tenant said security, if any, (with interest earned thereon, less a 1% administrative fee) then on deposit with Landlord pursuant to this Article. Tenant shall not be entitled to any interest on said security so on deposit with Landlord, or on any part thereof, and Landlord may commingle the security deposit with its other assets. In the event of a transfer of Landlord's interest in the building, Landlord shall have the right to transfer the security to the transferee and Landlord shall, without any further agreement between the parties, thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber said security or any part thereof and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     R5. Condition of Premises: Tenant's Work.

     A. Tenant acknowledges and agrees that no materials whatsoever are to be furnished by Landlord and no work whatsoever is to be performed by Landlord in connection with the demised premises or any part thereof and Tenant agrees to accept the demised premises in its "as is" condition as existing on the date of this lease. Landlord shall not be required to perform any work or expend any sums to prepare the demised premises for Tenant's use or occupancy. Landlord in no way warrants the suitability of the demised premises for the Tenant's business and Tenant acknowledges that no representations have been made by Landlord pertaining thereto or with respect to any other matter or thing except as expressly set forth in this lease. Except as expressly set forth in this lease, Landlord shall have no obligation, liability or responsibility of any nature with respect to any installations at any time made in the demised premises by or for Tenant or existing in the demised premises on the date of this lease, including but not limited to, the plumbing, heating, electrical, air conditioning and disposal systems, and Tenant agrees, in addition to its other obligations under this lease, including but not limited to Article 4, to maintain, repair and/or replace, to the extent necessary, all of the foregoing. Landlord's sole obligation shall be to perform structural repairs to the demised premises, provided such repairs are not necessitated by the acts or omissions of Tenant, in which event such repairs shall be made by Tenant.

     B. Supplementing Article 3 of the preprinted form of this lease, if Landlord consents the performance of any alterations or changes to the demised premises it is hereby agreed, in addition to the requirements of Article 3 of the preprinted form of this lease that:

          (a) Tenant's Work shall be done (i) in a good and workmanlike  manner;
     (ii) solely in accordance with plans and specifications first approved in writing by Landlord; (iii) at Tenant's sole cost and expense; and (iv) at such times and in such manner as Landlord may from time to time reasonably designate. Tenant shall reimburse Landlord upon demand, for any reasonable costs and expenses incurred by Landlord in connection with Landlord's review of such plans and specifications.

          (b) Tenant will advise Landlord in writing of the names of any contractors or subcontractors that Tenant proposes to use and shall obtain Landlord's prior written consent to same prior to engaging any such contractors or subcontractors.

          (c) All alterations shall be performed in accordance with all applicable requirements of law, including but not limited to those imposed by the New York City Building Department, the New York City Fire Department, O.S.H.A. and as otherwise described in Article 6 of this lease.

          (d) Prior to commencement of Tenant's Work, Tenant shall furnish Landlord with certificates evidencing the existence of the following insurance coverages, in form and content satisfactory to Landlord: workers' compensation insurance and comprehensive general liability insurance, including but not limited to completed operations coverage, products liability coverage, contractual coverage, broad form property damage, independent contractors coverage and personal insurance coverage, naming Landlord as an additional insured, with coverage of not less than $5,000,000 combined single limit.

          (e) Movement of all men and material shall only be done at the direction, the times and the manner reasonably designated by Landlord.

          (f) As a condition to the commencement of Tenant's Work, Tenant shall deliver such performance, payment and completion bonds, shall comply with provisions of this Article R11 and shall comply with such other conditions relating to Tenant's Work as shall be reasonably required by Landlord.

          (g) Except in compliance with all of the aforesaid, Tenant shall make no alterations, installations, additions or improvements in or to the demised premises without Landlord's prior written consent in each instance.

     (C) Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to or to be furnished to Tenant upon credit and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other interest of Landlord in and to the demised premises or the building , for work claimed to have been done for or materials claimed to have been furnished to Tenant. Any mechanic's or other lien filed against the demised premises and/or the building shall be discharged by Tenant, at its expense within fifteen days after such filing by payment, filing of a bond or otherwise.

     R6. Air Conditioning.

     The operation of any air conditioning systems installed within the demised premises and any replacements thereof shall be maintained and repaired by Tenant, at Tenant's sole cost and expense. Upon the expiration or other termination of this Lease, Tenant shall surrender to Landlord said air conditioning systems and equipment used in connection therewith (including but not limited to ducts and compressors). Nothing herein contained shall be construed so as to require Landlord to furnish any of the aforesaid equipment nor to repair or replace same.

     R7. Utilities.

     A. Tenant shall arrange for and pay, when due, for all electricity utilized in the demised premises, as indicated by electric meters measuring same, which meters shall be installed, maintained in good working order and repaired (and replaced, if necessary), by Tenant. Tenant shall make all required security deposits and make all other payments directly to the utility company furnishing such utility. The failure of Tenant to timely make payment of any utility bill shall be a default under this lease.

     B. No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall be claimed by Tenant as a result of any interruption, suspension or curtailment of any utility, airconditioning units or any other service to the demised premises.

     R8. Cleaning and Refuse.

     A. Supplementing and modifying Article 31 of the preprinted form of this Lease, cleaning and refuse collection, removal and disposal shall be arranged and paid for by Tenant and are the sole responsibility of Tenant. Tenant shall maintain the interior and exterior of the demised premises in a clean and orderly fashion and shall not permit the accumulation of any refuse in or about the demised premises. If Tenant shall fail to do any of the foregoing, Landlord shall have the right, but not the obligation, to cause the demised premises to be cleaned and/or rubbish to be collected, removed and disposed of at the sole cost and expense of Tenant, and the amount so expended shall constitute additional rent to be paid by Tenant to Landlord upon demand.

     B. Tenant shall not suffer or permit the presence of any flammable, combustible or explosive materials in or about the demised premises.

     R9. Landlord Transfers. If Landlord's interest in the demised premises terminates for any reason, the Landlord named herein shall be entirely relieved of all obligations to Tenant hereunder and Tenant hereby agrees to attorn to any succeeding owner, landlord, mortgagee or other party in interest for the then remaining term of this lease and upon the terms and conditions of this lease. The foregoing is to inure to the benefit of any such owner, landlord, mortgagee or other party in interest and is self operative upon request. However, Tenant agrees to execute and deliver, within 5 days after request, a recordable instrument satisfactory to the owner, landlord, mortgagee or other party in interest, acknowledging such attornment and confirming the terms and conditions of the tenancy hereby created. Nothing contained in this Article is to impair any right privilege or option of such owner, landlord or mortgagee.

         RlO. Indemnification. Tenant covenants and agrees to indemnify and save harmless, Landlord and any fee owner and any mortgagee and any lessor under any ground or underlying lease, and their respective contractors, agents and employees, licensees and invitees, from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including, but not limited to, counsel fees and disbursements incurred in connection with any action or proceeding), to which they may be subject or which they may suffer by reason of, or by reason of any claim for, any injury to, or death of, any person or persons (including, without limitation, Landlord, its agents, contractors, employees, licensees and invitees) or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the occupancy or use of or from any work, installation or thing whatsoever done in, at or about the demised premises prior to, during, or subsequent to, the term of this lease or arising from any condition of the demised premises or resulting from any default by Tenant in the performance of Tenant's obligations under this lease or from any act, omission or negligence of Tenant or any of Tenant's officers, directors, agents, contractors, employees, subtenants, licensees or invitees.

     R11. Exculpation. Tenant agrees that Tenant will look solely to the interest of Landlord or its successor in the land and the building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence, intentional act, or breach of this lease by Landlord or such successor, and no other assets of Landlord or such successor will be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies in any of such events.

     R12. Insurance

     A. Tenant shall at all times during the term of this lease, keep in force, with responsible insurance companies licensed to do business in the State of New York and acceptable to Landlord, a policy of comprehensive general liability and property damage insurance in a single limit of not less than $1,000,000 covering death or injury to any person(s) as well as property damage. Such policy will:
(a) include Landlord and such other parties as Landlord may designate as parties insured; (b) under no circumstances be considered anything other than primary insurance; (c) include by endorsement as a part of the policy an agreement insuring Tenant's indemnity and hold harmless obligations under Article R10; and
(d) provide that it may not be canceled or changed without at least 15 days, prior notice from the insurer to each party insured thereunder. In addition, Tenant, at its expense, will maintain Workmen's Compensation insurance in accordance with law and appropriate insurance covering damage to Tenant's Property. Tenant will furnish Landlord with either the original policy or, at Landlord's option, a certificate of each of the insurances so carried by Tenant.

     B. Tenant understands and agrees that Landlord will not be obligated to carry insurance of any kind on any personal property in the demised premises (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment, improvements, betterments, installations or appurtenances). Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof.

     C. Tenant covenants, warrants and agrees that in the event the casualty and/or liability insurance rate for the building of which the demised premises form a part shall increase as a result of the use or occupation of the demised premises by Tenant then, and in such event, Tenant shall pay to Landlord the whole increased cost of insurance premiums resulting from such increase in rate. Such sums shall be due and payable upon the rendition of Landlord's billing or notification to Tenant and shall be deemed additional rent and collectible as such. A letter or certificate by the insurance company or broker with whom the insurance coverage is made will be conclusive evidence of the increase amount in premium and rate.

     R13. Waiver of Subrogation. Each of the parties hereto, their successors, assigns and subtenants, as the case may be, insofar as may be permitted by the terms of the insurance policies carried by it, does hereby waive all claims, causes of action and right of recovery against the other party, its contractors, agents, employees, invitees or licensees for any loss or damage occurring to the demised premises or the improvements, furniture, fixtures, merchandise and personal property of every kind located in and about the demised premises or the building of which the same are a part, resulting from any perils covered by insurance regardless of the cause or origin, including the negligence of either party, its

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

contractors, agents, employees, invitees or licensees to the extent that the same is covered by any policy or policies of insurance, including rental value, interruption of business or similar insurance. If the waiver, as set forth herein, of either Landlord or Tenant, their successors, assigns and subtenants, as the case may be, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not waived but shall be deemed secondary to the insurer or insurers, as the case may be. In the event that the waiver herein granted shall cause the payment of additional premium, the party benefiting from such waiver shall, upon 10 days, written notice of the same, pay such additional premium or this paragraph shall be null and void for so long as such party shall fail to pay such premium.

     Rl4. Tenant Property. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to Landlord's agents, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from any cause, including but not limited to, fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or water leaks or seepage any part of said roof.

     R15. Brokerage.

     A. Tenant represents and warrants to Landlord that Paragraph B of this Article lists all brokers with whom Tenant has dealt in connection with this lease, and Tenant agrees to indemnify, defend and save Landlord harmless from and against any and all liabilities, costs and expenses (including, without limitation, attorneys fees and disbursements) arising from the claims of any other brokers based upon alleged dealings with Tenant or anyone acting for or on behalf of Tenant in connection with this lease.

     B. NONE

     Rl6.   Seeking   Consent  of   Landlord.   If  Tenant  or  (with   Tenant's
authorization), any subtenant requests Landlord's consent or approval to alterations, subletting or any other matter or thing requiring Landlord's consent or approval under this lease, and if in connection with such request Landlord seeks the advice of its attorneys and/or architects, then Landlord, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Landlord in connection with such request) that Tenant pay the fees of Landlord's attorneys and/or architects in connection with the consideration of such request and/or the preparation of any documents pertaining thereto.

     Rl7. Consent of Landlord. Wherever in this lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

     R18. Signage. Tenant shall not place any signs, lettering or decorations in, on, behind or in front of the demised premises including any windows of the demised premises, without the Landlord's prior written consent and only after the submission to

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

and approval by Landlord of detailed plans and specifications.

     R19. No Surrender. No agreement to accept a surrender of this lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the demised premises prior to the termination of this lease. The delivery of keys to Landlord or any employee of Landlord or of Landlord's agent shall not operate as a termination of this lease or a surrender of the demised premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or any rules and regulations adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on the account of the earliest stipulated rent. Any endorsement or statement on any check or any letter accompanying any check or payment shall be without any force or effect and shall be without prejudice to Landlord's right to recover the balance of such rent or pursue any of Landlord's other remedies.

     R20. Holdover. Supplementing Article 22 of the preprinted form of this lease, if Tenant fails to timely surrender the demised premises at the expiration or earlier termination of this lease, time being of the essence, such holding over shall not constitute a renewal or extension of this Lease. Tenant shall indemnify and hold Landlord harmless from and against all loss, liability and expense including reasonable attorneys fees resulting from a delay on the part of Tenant in so surrendering the demised premises including, without limitation, any claims made by any subsequent tenant. The parties recognize that it would be impossible to accurately measure or foresee the damage sustained by landlord upon the expiration or earlier termination of the term hereof. Accordingly, in addition to Landlord's other rights and remedies, Tenant shall pay to Landlord for each month and for each portion of a month during which Tenant holds over in the demised premises an amount equal to three (3) times the last monthly rent under this lease plus liquidated damages of $50.00 per day. Nothing contained herein shall be deemed to permit Tenant to retain possession of the demised premises after the expiration or earlier termination of this lease.

     R21. Applicable Law: No Offer. New York State law governs the validity, performance and enforcement of this lease. The invalidity or unenforceability of any provision of this lease shall not affect or impair any other provision. Submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the demised premises, and this document becomes effective only when mutually executed and delivered.

     R22. Information: Certificates. Tenant agrees that from time to time, within 10 days after Landlord's written request, Tenant will execute, acknowledge and deliver to Landlord a statement certifying to such reasonable information regarding this lease as Landlord may request, including (without limitation) the commencement and expiration dates of the term of this lease, that this lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which Rent and all other sums due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the knowledge of the signer of such certificate Landlord is in default under this lease, and, if so, specifying each such default of which the signer has knowledge. Breach of the foregoing will constitute Tenant's acknowledgment, which may be relied on by any mortgagee or person holding or proposing to acquire an interest in the building or this lease, that this lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on Landlord's part which may exist prior to the date of such notice. The foregoing does not limit any other rights and remedies available to Landlord for breach of this Article Rl5.

     R23. Modifications. If, in connection with obtaining financing or refinancing for the building of which the demised premises form a part, a bank, insurance company or other lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, to the extent that Tenant may be required to give notices of any default by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be required for such lender to get possession of the said building) or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this lease or for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created.

     R24. Certain Remedies. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under any of the terms or provisions of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case if Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default, including, but not limited to, reasonable attorneys fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the maximum rate permitted by law, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor. The provisions of this Article R24 shall survive the expiration or other termination of this lease.

     R25. Use. A. Subject to the restrictions contained in the Certificate of Occupancy for the demised premises in any way which would violate any provisions of the Certificate of Occupancy or in any unlawful manner, Tenant shall use and occupy the demised premises for only the purpose and for no other purpose than as set forth in Article 2 of this Lease. Landlord makes no representation that the Certificate of Occupancy for the building or the demised premises permits the use permitted hereunder.

     B. Tenant acknowledges that the building of which the demised premises form a part is a mixed use structure for residential and commercial use. Tenant shall take such steps, follow such procedures and install such soundproofing systems and material as shall prevent noise from emanating from the demised premises to (i) other areas in the building; and (ii) to the street outside of the demised premises.

     R26. Financial Statements. Tenant shall, without charge, at any time and from time to time deliver to Landlord, within ten (10) days of request therefor, copies of the most current financial statements of Tenant of this lease, prepared by an independent certified public accountant, and such further detailed financial information with respect to Tenant and as Landlord may reasonably request.

     R27. Disputes Among Tenants. In the event of any claim by Tenant to the effect that another tenant in any way infringes upon or violates any of Tenant's rights under this lease, Tenant's sole remedy shall be to commence legal action against such other tenant and Landlord shall in no way or event be required to institute any legal proceedings, take any other steps or otherwise participate in any action or dispute or against the other tenant.

     R28. Permits and Licenses. Tenant shall, at its sole cost and expense, prior to the opening for business with the public, obtain any and all permits, licenses, approvals and/or certificates of occupancy for the lawful operation of its business, and shall comply with all applicable laws, regulations and codes and all rules and regulations of each and every department, bureau, body or agency, or any governmental or quasi-governmental authority having jurisdiction over the operation, occupancy, maintenance and use of the demised premises. If Tenant fails, for any reason whatsoever, to obtain all licenses, approvals and/or certificates of occupancy, or permits necessary for the operation of Tenant's business, such failure shall not affect Tenant's obligations under this Lease.

     R29. Miscellaneous.

     A. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

     B. Except as otherwise expressly provided in this Lease, each covenant, agreement, obligation or other provision of this Lease on Tenant's or Owner's part to be performed shall be deemed and construed as a separate and independent covenant of such party, not dependent on any other provision of this Lease.

     C. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     D. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     E. If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

     F. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision hereof.


R30. Tenants pay brokers Fee's.


                                                 [ILLEGIBLE]
                                                 -------------------------------
                                                 LANDLORD



                                                 /s/ Philip Luizzo
                                                 -------------------------------
                                                 TENANT

                    ----------------------------------------
                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
                    ----------------------------------------

Agreement of Lease, made as of this day of 1997, between

     6 GREENE STREET ASSOCIATES, LLC, 329 Canal Street, New York, NY 10013

party of the first part, hereinafter referred to as OWNER, and

     ACCUFACTS SCREENING INC., 1870 86th Street, Brooklyn, NY 11214

          party of the second part, hereinafter referred to as TENANT,

Witnesseth:   Owner hereby leases to Tenant and Tenant hereby hires from Owner

                             First Floor, Front Loft

in the building known as 329-331 Canal Street,  a/k/a 6 Greene Street, New York,
NY

in the Borough of Manhattan, City of New York, for the term of three (3) (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1 day of April nineteen hundred and ninety seven, and to end on the 31 day of March, two thousand and both dates inclusive, at an annual rental rate of twenty six thousand four hundred ($26,400.00) dollars ($2,200.00 per month)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:       1. Tenant shall pay the rent as above and has hereinafter provided.
Occupancy:  2. Tenant shall use and occupy demised premises for general office use (See Rider) and no other purpose

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenants or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall no do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real
property  of  which   demised   premises  are  a  part  and  to  all   renewals,
modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, ifs agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reasons of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent

----------
[GRAPHIC OMITTED] Rider to be added if necessary.

made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.
Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: [GRAPHIC OMITTED]

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or other risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use hereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premise and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations thereunder.

Vault,  Vault Space,  Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant or any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under
Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rents due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) days period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representative of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to tenant therefore to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expenses, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum [GRAPHIC] of $_________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and * p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

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[GRAPHIC] Space to be filled in or deleted.

*4:30
a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator services, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:

     SEE RIDER

Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said persons shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount therefor shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or , if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and , if so, specifying each such default.

Directory Board Listing:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

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[GRAPHIC] Space to be filled in or deleted.

                SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                        6 GREENE STREET ASSOCIATES, LLC [CORPORATE SEAL]
                                          ------------------------------------------------



                                                                                    [L.S.]
----------------------------------        ------------------------------------------------
                                          By:

Witness for Tenant                        ACCUFACTS SCREENING INC.         [CORPORATE SEAL]
                                          ------------------------------------------------



                                                                                    [L.S.]
----------------------------------        ------------------------------------------------
                                          By:  Philip Luzzio, Pres.